Exhibit 10.2

FIRST AMENDMENT

TO

SECOND AMENDED AND RESTATED
PROPERTY MANAGEMENT AND LEASING AGREEMENT

This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED PROPERTY MANAGEMENT AND LEASING AGREEMENT (the “Amendment”) is made and entered into as of this 23rd  day of June, 2008 by and among BEHRINGER HARVARD OPPORTUNITY REIT I, INC., a Maryland corporation (“BH OP REIT”), BEHRINGER HARVARD OPPORTUNITY OP I, LP, a Texas limited partnership (“BH OP”), BEHRINGER HARVARD OPPORTUNITY MANAGEMENT SERVICES, LLC, a Texas limited liability company (“BHOMS”), HPT MANAGEMENT SERVICES LP, a Texas limited partnership (“HPT” and collectively with BHOMS, the “Manager”), Behringer Harvard Real Estate Services, LLC, a Texas limited liability company (“BHRES”), and Behringer Harvard Cordillera, LLC, a Delaware limited liability company, Behringer Harvard Whitewater, LLC, a Delaware limited liability company, Behringer Harvard Northpoint LP, a Delaware limited partnership, Behringer Harvard Alexan Voss, LLC, a Delaware limited liability company, Behringer Harvard Augusta LP, a Delaware limited partnership, Behringer Harvard Bent Tree LP, a Delaware limited partnership, Behringer Harvard TCU, LLC, a Delaware limited liability company, Behringer Harvard Bowen Road LP, a Delaware limited partnership, Behringer Harvard Frisco Square LP, a Delaware limited partnership, Behringer Harvard Las Colinas LP, a Delaware limited partnership, Behringer Harvard Regency LP, a Delaware limited partnership, Behringer Harvard Northborough Tower LP, a Delaware limited partnership, Behringer Harvard Rio Salado, LLC, a Delaware limited liability company, Behringer Harvard Santa Clara LP, a Delaware limited partnership, Behringer Harvard UVA, LLC, a Delaware limited liability company, Chase Park Plaza Hotel, LLC, a Delaware limited liability company, The Private Residences, LLC, a Delaware limited liability company, Behringer Harvard Alexan Nevada, LLC, a Delaware limited liability company, Behringer Harvard Alexan Voss, LLC, a Delaware liability company, and Behringer Harvard Ferncroft, LLC, a Delaware limited liability company (each, individually, an “SPE” and, collectively, the “SPEs”).  BH OP REIT, BH OP, BHOMS, BHRES and HPT together with the SPEs shall be called the “Parties.”

WHEREAS, the BH OP, BH OP REIT and HPT previously entered into that certain Property Management and Leasing Agreement dated September 20, 2005, as amended and restated by the Amended and Restated Property Management and Leasing Agreement dated March 9, 2006, and the Second Amended and Restated Property Management and Leasing Agreement dated as of December 29, 2006 (as so amended, the “Agreement”).

WHEREAS, BHRES and each SPE became a party to the Agreement pursuant to the execution of a partial assignment and assumption of the Agreement.

WHEREAS, the Parties desire to amend the Agreement to explain how Management Fees will be paid in respect of Properties owned by joint ventures, to decrease the amount of oversight fees payable to Manager and to prohibit BH OP REIT and BH OP from soliciting the employees of Manager and its affiliates during the term of the Agreement and for the one-year period following the termination thereof.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound hereby, do hereby agree, as follows:

1.                                       Defined Terms. Any term used herein that is not otherwise defined herein shall have the meaning ascribed to such term as provided in the Agreement.

2.                                       Amendment to Article I.  Article I of the Agreement is hereby amended by adding Sections 1.12, 1.13 and 1.14, as follows:

1.12                           “Economic Interest Percentage” means the percentage of capital contributed directly or indirectly to the Joint Venture as compared with the total capital contributed to the Joint Venture by all of the owners of the Joint Venture as the percentage shall be calculated in good faith by the Owner.  Any in-kind contribution shall be considered in the calculation of the Economic Interest Percentage and valued at the fair market value of the contribution on the date of contribution as determined by the Owner.

1.13                           “Joint Venture” means an investment in a legal organization formed to provide for the sharing of the risks and rewards in an enterprise co-owned and operated for mutual benefit by two or more business partners and established to acquire or hold Properties.

1.14                           “Oversight Fee” has the meaning set forth in Section 5.1 hereof.

3.                                       Amendment to Section 5.1.  Section 5.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

5.1                                 Management Fees.  Owner shall pay Manager property management and leasing fees in an amount equal to four and one-half percent (4.5%) of Gross Revenues (the “Management Fee”) on a monthly basis from the rental income received from the Properties over the term of this Management Agreement.  Certain of these Properties may be owned by Joint Ventures.  When Manager is not paid by the Joint Venture directly in respect of its services, the compensation to be paid by the Owner to Manager will be calculated by multiplying the Management Fee by the Economic Interest Percentage owned directly or indirectly by the Owner in that Property.  In the event that Owner, on or after January 1, 2008, contracts directly with a third-party property manager not affiliated with Manager in respect of a Property for which the Owner, in its sole discretion, has the ability to appoint or hire Manager as property manager, Owner shall pay Manager an oversight fee (“Oversight Fee”) equal to one-half of one percent (0.50%) of Gross Revenues of such Property to compensate Manager for transition services to coordinate and align the systems and policies of the third-party property manager with those of Manager.  In no event will Owner pay both a Management Fee and an Oversight Fee to Manager with respect to any Property.  If Manager subcontracts its responsibilities hereunder to another person or entity, Manager shall be solely responsible for the payment to the third party.  Manager’s compensation under this Section 5.1 shall apply to all renewals, extensions or expansions of Leases that Manager has originally negotiated.

In the event Manager assists with planning and coordinating the construction of any tenant-paid finish-out or improvements, Manager shall be entitled to receive from any such tenant an amount equal to not greater than five percent (5.0%) of the cost of such tenant improvements.  The Management Fee includes the reimbursement of the specified cost incurred by Manger of engaging another person or entity to perform Manager’s responsibilities hereunder; provided, however, that Manager shall be responsible for payment of all amounts to these third parties.  Nothing herein shall prevent Manager from entering fee-splitting arrangements with third parties with respect to the Management Fee.

4.                                       Amendment to Article VIII.  Article VIII of the Agreement is hereby amended by adding Section 8.16, as follows:

8.16                           Non-Solicitation.  During the period commencing on the date on which this Agreement is entered into and ending one year following the termination of this Agreement, neither BH OP REIT nor BH OP shall, without Manager’s prior written consent, directly or indirectly, (i) solicit or encourage any person to leave the employment or other service of Manager or its affiliates or (ii) hire, on behalf of the BH OP REIT, BH OP, or any other person or entity, any person who has left the employment of Manager or its affiliates within the one year period following the termination of that person’s employment with Manager or its affiliates.  During the period commencing on the date hereof through and ending one year following the termination of this Agreement, neither BH OP REIT nor BH OP shall, whether for their own accounts or for the account of any other person, firm, corporation or other business organization, intentionally interfere with the relationship of Manager or its affiliates with, or endeavor to entice away from Manager or its affiliates, any person who during the term of the Agreement is, or during the preceding one-year period was, a customer of Manager or its affiliates.

5.                                       Continuing Effect.  Except as otherwise set forth in this Amendment, the terms of the Agreement shall continue in full force and effect and shall not be deemed to have otherwise been amended, modified, revised or altered.

6.                                       Counterparts.  The Parties agree that this Amendment has been or may be executed in several counterparts, each of which shall be deemed an original, and all counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first written above.

BEHRINGER HARVARD OPPORTUNITY REIT I, INC.

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD OPPORTUNITY OP I, LP

By:	BHO, Inc.,
its general partner

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD OPPORTUNITY MANAGEMENT SERVICES, LLC

By:	IMS, LLC,
its manager

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

HPT MANAGEMENT SERVICES LP

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD REAL ESTATE SERVICES, LLC

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD CORDILLERA, LLC

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD WHITEWATER, LLC

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD NORTHPOINT LP

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD ALEXAN VOSS, LLC

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD AUGUSTA LP

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD BENT TREE LP

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD TCU, LLC

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD BOWEN ROAD LP

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD FRISCO SQUARE LP

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD LAS COLINAS LP

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD REGENCY LP

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD NORTHBOROUGH TOWER LP

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD RIO SALADO, LLC

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD SANTA CLARA LP

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD UVA, LLC

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

CHASE PARK PLAZA HOTEL, LLC

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

THE PRIVATE RESIDENCES, LLC

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD ALEXAN NEVADA, LLC

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD ALEXAN VOSS, LLC

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal

BEHRINGER HARVARD FERNCROFT, LLC

By:	/s/ Gerald J. Reihsen, III
Gerald J. Reihsen, III
Executive Vice President – Corporate
Development & Legal